SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

dated as of April 10, 2015

among

TITAN MACHINERY INC.
a Delaware corporation,
as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swing Line Lender and L/C Issuer

BANK OF AMERICA, N.A.
as Syndication Agent

COBANK, ACB
as Documentation Agent

WELLS FARGO SECURITIES, LLC
Sole Lead Arranger and Sole Book Runner

1184789.4

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Sixth Amendment”), dated as of April 10, 2015 (“Sixth Amendment Effective Date”), is among TITAN MACHINERY INC., a Delaware corporation (“Borrower”), the several financial institutions party to this Sixth Amendment as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement (as hereinafter defined).
RECITALS
WHEREAS Borrower, Administrative Agent, Lenders, Swing Line Lender, and L/C Issuer are parties to that certain Amended and Restated Credit Agreement dated March 30, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 4, 2012, that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 14, 2013, that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 3, 2014, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 31, 2014, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of December 5, 2014 (as further amended from time to time, the “Credit Agreement”) and, as applicable, the other Loan Documents, pursuant to which Lenders have made available to Borrower certain extensions of credit referenced therein on the terms and conditions contained therein; and
WHEREAS Borrower has requested that Administrative Agent and Lenders (a) modify the pricing grid, (b) modify the financial covenants, and (c) further modify the Credit Agreement on the terms and conditions contained herein; and
WHEREAS the Administrative Agent and Lenders have agreed to modify the Credit Agreement on the terms and conditions contained herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:
AGREEMENT
ARTICLE I – MODIFICATIONS & CONSENTS

SECTION 1.1	MODIFICATIONS TO CREDIT AGREEMENT

As of the Sixth Amendment Effective Date (except for Section 1.1.3), the Credit Agreement is modified as follows:

1.1.1    The definition of “Consolidated Pre-Tax Income” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Consolidated Pre-Tax Income” means, as of any date of determination, for the period consisting of the four consecutive Fiscal Periods ending on such date of determination, for Borrower and its Subsidiaries on a consolidated basis, net income before (i) taxes and (ii) net income/loss attributable to non-controlling minority interest.

1.1.2    Section 6.12(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(a)    Consolidated Net Leverage Ratio. Borrower shall maintain, as of each date described below, a Consolidated Net Leverage Ratio not greater than the corresponding maximum ratio for such date.

Date	Maximum Consolidated Net Leverage Ratio
January 31, 2015	3.00:1.00
April 30, 2015	3.00:1.00
July 31, 2015	2.75:1.00
October 31, 2015	2.75:1.00
January 31, 2016 and the end of each Fiscal Period thereafter	2.50:1.00

1.1.3    Effective as of January 30, 2015, Section 6.12(c) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

(c)    Consolidated Pre-Tax Income. Borrower shall maintain, as of each date described below, a Consolidated Pre-Tax Income of not less than the corresponding minimum amount for such date (amounts between < > are negative):

Date	Minimum Consolidated Pre-Tax Income
January 31, 2015	N/A
April 30, 2015	<$11,000,000>
July 31, 2015	<$9,000,000>
October 31, 2015	$1,000,000
January 31, 2016 and the end of each Fiscal Period thereafter	$10,000,000

Compliance with this covenant is not required for Fiscal Period ending January 31, 2015. For purposes of this covenant, Consolidated Pre-Tax Income will be calculated on a cumulative basis beginning February 1, 2015 for each date of determination through January 31, 2016 and on a rolling four-Fiscal Period basis thereafter.

For purposes of calculating Consolidated Pre-Tax Income to determine the Applicable Rate and compliance with this Section 6.12(c), for each Fiscal Period from February 1, 2015 through January 31, 2016,

$1,900,000 of restructuring expenses incurred in the Fiscal Period ending April 30, 2015 related to store closings or consolidations shall be excluded from the calculation of Consolidated Pre-Tax Income.

1.1.4    Schedule 1.01-A to the Credit Agreement is deleted and replaced with the Schedule 1.01-A attached to this Sixth Amendment.

1.1.5    Schedule 2.01 to the Credit Agreement is deleted and replaced with the Schedule 2.01 attached to this Sixth Amendment.

1.1.6    Exhibit B (Form of Compliance Certificate) to the Credit Agreement is deleted and replaced with the Compliance Certificate form attached to this Sixth Amendment as Exhibit A.

SECTION 1.2	REDUCED COMMITMENTS

1.2.1    On the Sixth Amendment Effective Date, (a) the Aggregate Floorplan Commitments are reduced to $275,000,000.00 and (b) the Aggregate Working Capital Commitments are reduced to $87,500,000.00.

1.2.2    On and after the Sixth Amendment Effective Date, the Commitments of each Lender shall be adjusted as set forth on Schedule 2.01 to this Sixth Amendment.
ARTICLE II – COVENANTS

SECTION 2.1	EXPENSES

Borrower shall pay all reasonable expenses and costs of Administrative Agent (including, without limitation, the reasonable attorney fees and expenses of counsel for Administrative Agent) in connection with the preparation, negotiation, execution and approval of this Sixth Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other reasonable expenses and costs incurred by Administrative Agent chargeable to Borrower pursuant to the terms of the Credit Agreement which are unpaid at such time.
ARTICLE III – CONDITIONS TO SIXTH AMENDMENT; GENERAL PROVISIONS

SECTION 3.1	CONDITIONS PRECEDENT

3.1.1    This Sixth Amendment and the transactions contemplated herein are expressly conditioned upon the satisfaction by Borrower of the following conditions, all in the sole but reasonable discretion of the Administrative Agent:

(a)    Borrower shall have delivered to Administrative Agent such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of

Borrower as Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which Borrower is a party, each in form and substance reasonably acceptable to Administrative Agent;

(b)    No Material Adverse Effect shall have occurred since Closing;

(c)    No Default or Event of Default shall have occurred and be continuing; and

(d)    Borrower shall have paid all amounts owed to Administrative Agent and Lenders in connection with this Sixth Amendment.

3.1.2    Without limiting the foregoing, the effectiveness of this Sixth Amendment shall be conditioned on receipt by Administrative Agent of the consent of Required Lenders.

SECTION 3.2	RATIFICATION; ESTOPPEL; REAFFIRMATION

3.2.1    Borrower hereby reaffirms and ratifies the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby.

3.2.2    Borrower hereby reaffirms to Administrative Agent and to each Lending Party that each of the representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

3.2.3    Borrower further represents and warrants that, as of the date hereof, it has no counterclaims, defenses or offsets of any nature whatsoever to the Obligations or any of the Loan Documents and that as of the date hereof no unwaived Default or Event of Default by Borrower, Administrative Agent or any Lending Party has occurred or exists under any of the Loan Documents.

3.2.4    Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby by this Sixth Amendment, represent the valid, binding, enforceable and collectible obligations of Borrower except to the extent enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

3.2.5    Borrower hereby affirms, acknowledges and confirms that the provisions of this Sixth Amendment shall be a part of the Credit Agreement and Loan Documents for all purposes.

3.2.6    Borrower affirms and acknowledges that the recitals to this Sixth Amendment are true and accurate and are hereby incorporated into this Sixth Amendment.

SECTION 3.3	RELEASE

Borrower does hereby release, remise, acquit and forever discharge Administrative Agent and Lenders and Administrative Agent and Lenders’ employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Sixth Amendment, the Credit Agreement and the other Loan Documents, except, in each case, to the extent of the gross negligence or willful misconduct of the Released Parties (all of the foregoing hereinafter called the “Released Matters”). Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower represents and warrants to Administrative Agent and the Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SECTION 3.4	TIME OF THE ESSENCE
Time is of the essence of the Sixth Amendment, the Credit Agreement and Loan Documents.

SECTION 3.5	GOVERNING LAW; JURISDICTION; ETC.
3.5.1    GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
3.5.2    SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SIXTH AMENDMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL

CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SIXTH AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
3.5.3    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SIXTH AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 3.5.2. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
3.5.4    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS SIXTH AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 3.6	COUNTERPARTS; SEVERABILITY

3.6.1    This Sixth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

3.6.2    If any term or provision of this Sixth Amendment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Sixth Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Sixth Amendment shall be valid and shall be enforced to the fullest extent permitted by law.

SECTION 3.7	WAIVER OF RIGHT TO JURY TRIAL
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM. EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND

VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS SIXTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 3.8	FINAL EXPRESSION

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE SIXTH AMENDMENT TO THE CREDIT AGREEMENT AMONG THE PARTIES HERETO AS THE SAME EXISTS TODAY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES HERETO.

BY SIGNING BELOW, THE PARTIES HERETO HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS SIXTH AMENDMENT OR OF THE CREDIT AGREEMENT GENERALLY.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:

TITAN MACHINERY INC., a Delaware corporation By: /s/ Ted O. Christianson Name: Ted O. Christianson Title: Treasurer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, L/C ISSUER AND SWING LINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent, L/C Issuer and Swing Line Lender

By:  /s/ Mark Lundquist
Name:  Mark T. Lundquist
Title:  Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender By: /s/ Mark Lundquist Name: Mark T. Lundquist Title: Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:
COBANK, ACB By: /s/ Kathleen Roberts Name: Kathleen Roberts Title: Vice-President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF AMERICA, N.A. By: /s/ Don Stafford Name: Don Stafford Title: SVP

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:
BANK OF THE WEST a California banking corporation By: /s/ Wesley Well Name: Wesley Well Title: Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:
BREMER BANK, N.A. By: /s/ Jason Horn Name: Jason Horn Title: VP - Relationship Manager

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:
BMO HARRIS BANK N.A. By: /s/ Bridget Garavalia Name: Bridget Garavalia Title: Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 1.01-A

APPLICABLE RATES

Tier	Consolidated Leverage Ratio	Consolidated Pre-Tax Income	Applicable LIBOR Margin (bps)	Applicable Base Rate Margin (bps)	Applicable L/C Margin (bps)
I	Less than 1.50 to 1.00	Greater than or equal to $75,000,000	150.0	50.0	150.0
II	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	Greater than or equal to $50,000,000 but less than $75,000,000	175.0	75.0	175.0
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	Greater than or equal to $30,000,000 but less than $50,000,000	225.0	125.0	225.0
IV	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	Greater than or equal to $20,000,000 but less than $30,000,000	250.0	150.0	250.0
V	Greater than or equal to 3.00 to 1.00	Less than $20,000,000	312.5	212.5	312.5

Schedule 1.01-A to Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 2.01
LENDERS; COMMITMENTS; PERCENTAGE SHARES

FLOORPLAN LOANS

Lender	Commitment Amount	Percentage Share
Wells Fargo Bank, N.A.	$94,325,000.00	34.300000000%
Bank of America, N.A.	$67,650,000.00	24.600000000%
CoBank, ACB	$41,250,000.00	15.000000000%
Bank of the West	$23,650,000.00	8.600000000%
Comerica Bank	$20,625,000.00	7.500000000%
Bremer Bank, N.A.	$11,825,000.00	4.300000000%
BMO Harris Bank N.A.	$15,675,000.00	5.700000000%
TOTAL	$275,000,000.00	100.000000000%

WORKING CAPITAL LOANS

Lender	Commitment Amount	Percentage Share
Wells Fargo Bank, N.A.	$31,062,500.00	35.500000000%
Bank of America, N.A.	$22,400,000.00	25.600000000%
CoBank, ACB	$13,650,000.00	15.600000000%
Bank of the West	$7,787,500.00	8.900000000%
Comerica Bank	$6,825,000.00	7.800000000%
Bremer Bank, N.A.	$3,850,000.00	4.400000000%
BMO Harris Bank N.A.	$1,925,000.00	2.200000000%
TOTAL	$87,500,000.00	100.000000000%

Schedule 2.01 to Sixth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

(attached)

Exhibit A to Sixth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

COMPLIANCE CERTIFICATE

To:	Wells Fargo Bank, National Association, as the Administrative Agent

Date:	____________ __, 20__

Subject:	Titan Machinery Inc.

Financial Statements

In accordance with our Amended and Restated Credit Agreement dated as of March 30, 2012, as amended, modified, extended, renewed, supplemented, or restated (the “Credit Agreement”), attached are the financial statements of Titan Machinery Inc. (the “Borrower”) of and for the [fiscal year] [fiscal quarter] ended ____________ __, 20__ (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”) required to be made publicly available on EDGAR or otherwise delivered pursuant to Section 6.01 of the Credit Agreement. All terms used in this certificate have the meanings given in the Credit Agreement.

The Borrower certifies that the Current Financials have been prepared in accordance with GAAP, subject to normal year-end adjustments and absence of footnotes, and fairly present in all material respects the consolidated financial condition of the Borrower as of the date thereof and in a manner consistent with prior periods.

Defaults. (Check one):

The Borrower further certifies that:

☐    Except as previously reported in writing to the Administrative Agent, the Borrower does not have knowledge of the occurrence of any Default under the Credit Agreement.

☐    The Borrower has knowledge of the occurrence of a Default under the Credit Agreement not previously reported in writing to the Administrative Agent and attached hereto is a statement of the facts with respect to thereto and the action which the Borrower is taking or purposes to take with respect thereto.

Representations and Warranties:

The Borrower further certifies that each of the representations and warranties made by the Borrower, any Subsidiary, and/or any member of the Borrower party to the Credit Agreement and/or party to any other Loan Document are true and correct in all material respects on and as of the date of this Compliance Certificate as if made on and as of the date of this Compliance Certificate (and for purposes of this Compliance Certificate, the representations and warranties made by the Borrower in Section 5.11 of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower made publicly available on EDGAR or otherwise delivered to the Administrative Agent and the Lenders with this Compliance Certificate).

Applicable Rate. The Borrower further certifies as follows:

As of the Reporting Date, the Borrower’s Consolidated Leverage Ratio was ___________ to 1.00 and Consolidated Pre-Tax Income was $________________. As a result, the applicable Tier on Schedule 1.01-A to the Credit Agreement is Tier ____.

Financial Covenants. The Borrower further certifies as follows:

1.    Maximum Consolidated Net Leverage Ratio. Pursuant to Section 6.12(a) of the Credit Agreement, as of the Reporting Date, the Borrower’s Consolidated Net Leverage Ratio was _____ to 1.00 which ☐ satisfies ☐ does not satisfy the requirement that such ratio be no more than the applicable ratio set forth below on the Reporting Date.

Date	Maximum Consolidated Net Leverage Ratio
January 31, 2015	3.00:1.00
April 30, 2015	3.00:1.00
July 31, 2015	2.75:1.00
October 31, 2015	2.75:1.00
January 31, 2016 and the end of each Fiscal Period thereafter	2.50:1.00

2.    Minimum Consolidated Fixed Charge Coverage Ratio. Pursuant to Section 6.12(b) of the Credit Agreement, as of the Reporting Date, the Borrower’s Consolidated Fixed Charge Coverage Ratio was _____ to 1.00 which ☐ satisfies ☐ does not satisfy the requirement that such ratio be no less than 1.25 to 1.00 on the Reporting Date.

3.    Minimum Consolidated Pre-Tax Income. Pursuant to Section 6.12(c) of the Credit Agreement, as of the Reporting Date, the Borrower’s Consolidated Pre-Tax Income was $_________________ which ☐ satisfies ☐ does not satisfy the requirement that Consolidated Pre-Tax Income be no less than the applicable amount set forth below on the Reporting Date.

Date	Minimum Consolidated Pre-Tax Income
January 31, 2015	N/A
April 30, 2015	<$11,000,000>
July 31, 2015	<$9,000,000>
October 31, 2015	$1,000,000
January 31, 2016 and the end of each Fiscal Period thereafter	$10,000,000

Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP or as otherwise provided in the Credit Agreement.

Additional Covenants and Limitations. The Borrower further certifies as follows:

1.    Foreign Investments. As of the Reporting Date, the aggregate outstanding amount of Borrower’s Investments in Foreign Subsidiaries was $_________________ which ☐ satisfies ☐ does not satisfy the requirement that such Investments not exceed (A) $135,000,000 from October 31, 2014 through January 30, 2015; (B) $125,000,000 from January 31, 2015 through July 30, 2015; (C) $120,000,000 from July 31, 2015 through October 30, 2015; and (D) $110,000,000 from and after October 31, 2015.

2.    Foreign Guarantees. As of the Reporting Date, the aggregate outstanding amount of Debt of Foreign Subsidiaries guaranteed by Borrower (excluding (x) Debt obtained by a Foreign Subsidiary from or through any manufacturer, supplier or other vendor or its Affiliates, or (y) other floorplan financing Debt obtained by a Foreign Subsidiary other than from a bank or other institutional lender) was $_________________ which ☐ satisfies ☐ does not satisfy the requirement that such Investments not exceed (A) $115,000,000 through July 30, 2015 and (B) $110,000,000 from and after July 31, 2015.

3.    Existing Debt. The following Debt is outstanding as of the Reporting Date:

Amount	Debt
$	CNH Capital America, LLC – 0% Debt
$	CNH Capital America, LLC – Interest Bearing
$	Agricredit Acceptance, LLC
$	Rental Equipment Debt (7.03(n))
$	Floorplan Loans
$	Working Capital Loans

TITAN MACHINERY INC.,
a Delaware corporation

By
Name:
Title: